Capital management (Tables)	12 Months Ended
Mar. 31, 2023
Summary of debt ratio information

	March 31,
	2022	2023
Borrowings (Note 32)	358,580	2,352,652
Less :cash and cash equivalents (Note 28)	(800,282)	(503,601)
Net debt	(441,702)	1,849,051

Share warrants (Note 36)	-	-
Equity	890,258	707,699
Total Equity	890,258	707,699

Gearing ratio (Net debt / total equity + net debt)	(98.47)%	72.32%